Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

COMPARATIVE BALANCE SHEET

ASSETS

	4/30/09	5/31/09	6/30/09	7/31/09	8/31/09	9/30/09

CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	5,945	5,199	4,811	5,674	1,621	5,431
Investment securities, at market	440,920	423,503	367,088	350,967	342,524	321,073
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	506,865	488,702	431,899	416,641	404,145	386,504

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	1,494,233	1,494,233	1,494,233	1,494,233	2,428,472	2,428,472
Contingent claims (note)	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	0

TOTAL OTHER ASSETS	22,994,233	22,994,233	22,994,233	22,994,233	23,928,472	2,428,472

TOTAL ASSETS	23,501,098	23,482,935	23,426,132	23,410,874	24,332,617	2,814,976

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted      October 13, 2009        Signed      /s/ Gary N Thompson        Printed Name of Signatory      Gary N Thompson

Note - On October 1, 2009, the United States Court of Appeals for the Federal Circuit affirmed the dismissal of AICI’s takings claim against the US Government. Accordingly, the Company has written off the asset related to the claim.

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

COMPARATIVE BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

	4/30/09	5/31/09	6/30/09	7/31/09	8/31/09	9/30/09

LIABILITIES:
Post-Petition debt (Sched. C)	18,646	23,076	26,658	27,646	27,921	28,111

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,174,960	138,179,390	138,182,972	138,183,960	138,184,235	138,184,425

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(9,633,066)	(9,655,659)	(9,716,044)	(9,732,290)	(8,810,822)	(30,328,653)

TOTAL SHAREHOLDERS EQUITY	(114,673,862)	(114,696,455)	(114,756,840)	(114,773,086)	(113,851,618)	(135,369,449)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	23,501,098	23,482,935	23,426,132	23,410,874	24,332,617	2,814,976

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	4/30/09	5/31/09	6/30/09	7/31/09	8/31/09	9/30/09

REVENUE:
Net investment income	611	600	597	542	565	550
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(8,753)	(8,816)	(8,694)	(8,704)	(8,880)	(8,695)
Board fees and expenses	0	0	0	0	0	0
Financial advisor fees and expenses	0	0	0	0	0	0
Legal fees and expenses	(15,250)	(8,564)	(48,501)	(4,978)	(1,375)	(950)
Accounting fees and expenses	0	0	0	0	0	(3,268)
Actuarial services	0	0	0	0	0	0
Insurance	0	0	0	0	0	0
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(1,528)	(5,049)	(2,568)	(1,296)	(1,693)	(4,175)
Overhead expenses	(809)	(759)	(739)	(786)	(862)	(787)
Miscellaneous	(532)	(5)	(480)	(1,024)	(526)	(507)

NET OPERATING INCOME / LOSS	(26,261)	(22,593)	(60,385)	(16,246)	(12,771)	(17,832)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Write-off of contingent claim (note)	0	0	0	0	0	(21,500,000)
Equity in operating earnings of AIC	(683,812)	0	0	0	940,478	0
Equity in unrealized losses of securities of AIC	(29,344)	0	0	0	(6,239)	0

TOTAL OTHER INCOME (EXPENSE)	(713,156)	0	0	0	934,239	(21,500,000)

NET INCOME (LOSS)	(739,417)	(22,593)	(60,385)	(16,246)	921,468	(21,517,832)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	4/30/09	5/31/09	6/30/09	7/31/09	8/31/09	9/30/09

CASH DIFFERENCE:
Current ending cash balance	5,945	5,199	4,811	5,674	1,621	5,431
Less ending prior month balance	(6,290)	(5,945)	(5,199)	(4,811)	(5,674)	(1,621)

NET CASH INCREASE (DECREASE)	(345)	(746)	(388)	863	(4,053)	3,810

SOURCES OF CASH:
Net income (loss)	(739,417)	(22,593)	(60,385)	(16,246)	921,468	(21,517,832)
Write-off of contingent claim	0	0	0	0	0	21,500,000
Equity in earnings and unrealized losses of AIC	713,156	0	0	0	(934,239)	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	31,414	17,416	56,415	16,121	8,443	21,452
Increase in:
Post-petition debt	0	4,431	3,582	988	275	190
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	5,153	(746)	(388)	863	(4,053)	3,810

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post-petition debt	(5,498)
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	(5,498)	0	0	0	0	0

NET CASH INCREASE (DECREASE)	(345)	(746)	(388)	863	(4,053)	3,810

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	4/30/09	5/31/09	6/30/09	7/31/09	8/31/09	9/30/09

TRADE ACCOUNTS PAYABLE	18,646	23,076	26,658	27,646	27,921	28,111
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	18,646	23,076	26,658	27,646	27,921	28,111